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                                                                      EXHIBIT 21

                          SUBSIDIARIES OF MANPOWER INC.
                          -----------------------------

                                                                                        Incorporated in
Corporate Name                                                                          State/Country of
--------------                                                                          ----------------

Huntsville Service Contractors, Inc.                                                    Alabama


Benefits S.A.                                                                           Argentina


Cotescud S.A.S.E.                                                                       Argentina


Integrated Process Solutions Pty Ltd.                                                   Australia


Manpower Services (Australia) Pty Ltd.                                                  Australia


Manpower GmbH                                                                           Austria


Manpower Holding GmbH                                                                   Austria


Manpower Unternehmens und Personalberatungs GmbH                                        Austria


Multiskill SA                                                                           Belgium


S.A. Manpower (Belgium)  N.V.                                                           Belgium


Manpower Brasil Ltda.                                                                   Brazil


Manpower Ltda Sociedada Civil (Inactive)                                                Brazil


Manpower Participacoes Ltda                                                             Brazil


Skillscape Skills Management Services Ltd.                                              British Columbia


Servicios Uno A Ltda.                                                                   Colombia


Uno A Servicios Especiales Ltda.                                                        Colombia


Manpower Costa Rica                                                                     Costa Rica


Manpower Republique Tcheque                                                             Czech Republic


Ironwood Capital Corporation                                                            Delaware


Manpower CIS Inc.                                                                       Delaware


Manpower Franchises LLC                                                                 Delaware


Manpower International Inc.                                                             Delaware


Staffing Trends, Inc.                                                                   Delaware


U.S. Caden Corporation                                                                  Delaware
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
Manpower A/S (Denmark)                                                                  Denmark


Avalia                                                                                  Finland


Manpower OY                                                                             Finland


Fortec SARL                                                                             France


Manpower France SARL                                                                    France


Supplay S.A.                                                                            France


Adservice GmbH                                                                          Germany


Bankpower GmbH Personaldienstleistungen                                                 Germany


Manpower GmbH Personaldienstleistungen                                                  Germany


Manpower Team S.A.                                                                      Greece


Manpower Guatemala S.A.                                                                 Guatemala


Manpower Honduras S.A.                                                                  Honduras


Manpower Services (Hong Kong) Limited                                                   Hong Kong


Manpower Swift Recruitment Services Limited                                             Hong Kong


Manpower Munkaero Szervezesi KFT                                                        Hungary


Transpersonnel, Inc.                                                                    Illinois


Manpower Services India Pvt. Ltd. (Inactive)                                            India


The Skills Group Contract Services Limited                                              Ireland


The Skills Group Financial Services Limited                                             Ireland


The Skills Group International Limited                                                  Ireland


The Skills Group International Limited (UK)                                             Ireland


Adam Ltd. (Inactive)                                                                    Israel


Adi Ltd.                                                                                Israel


Career Ltd.                                                                             Israel


John Bryce Testing                                                                      Israel


Manpower (Israel) Holdings (1999) Limited                                               Israel


Manpower (Israel) Limited                                                               Israel
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
Miluot                                                                                  Israel


MNAM Ltd.                                                                               Israel


MPH Holdings Ltd.                                                                       Israel


Nativ 2 Ltd.                                                                            Israel


S.T.M. Technologies Ltd. (Inactive)                                                     Israel


Unison Engineering Projects Ltd.                                                        Israel


Manpower Consulting S.P.A.                                                              Italy


Manpower Italia S.r.l.                                                                  Italy


Manpower S.P.A.                                                                         Italy


Manpower Seleform S.P.A.                                                                Italy


Manpower Japan Co. Limited                                                              Japan


Support Service Specialists of Topeka, Inc.                                             Kansas


Manpower Professional Services Inc.                                                     Korea


Manpower Services Korea, Inc.                                                           Korea


Manpower of Baton Rouge LLC                                                             Louisiana


Aide Temporaire Luxembourg SARL                                                         Luxembourg


Agensi Pekerjaan Manpower Recruitment Sdn Bhd                                           Malaysia


Manpower Staffing Services (Malaysia)Sdn Bhd                                            Malaysia


Arrendadora Manpower S.A. de C.V.                                                       Mexico


Manpower Corporativo S.A. de C.V.                                                       Mexico


Manpower Industrial S.A. de C.V.                                                        Mexico


Manpower Mensajeria S.A. de C.V.                                                        Mexico


Manpower S.A. de C.V.                                                                   Mexico


Tecnologia Y Manufactura S.A. de C.V.                                                   Mexico


Manpower Monaco SAM                                                                     Monaco


Societe Marocaine De Travail Temporaire                                                 Morocco


Manpower Consultancy B.V.                                                               Netherlands
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
Manpower Industrie B.V.                                                                 Netherlands


Manpower Management B.V.                                                                Netherlands


Manpower Nederland B.V.                                                                 Netherlands


Manpower Uitzendorganisatie B.V.                                                        Netherlands


MP Project Support B.V.                                                                 Netherlands


Ultraflex B.V.                                                                          Netherlands


Ultrasearch B.V.                                                                        Netherlands


Eastern Personnel Limited                                                               New Brunswick


Manpower Inc. of New York                                                               New York


Manpower Services (New Zealand) Ltd.                                                    New Zealand


Bankpower A/S                                                                           Norway


Manpower A/S                                                                            Norway


Manpower Kantineservice A/S                                                             Norway


Techpower A/S                                                                           Norway


Techpower Telemark A/S                                                                  Norway


Tri County Business Services, Inc.                                                      Ohio


Manpower Services Canada Limited                                                        Ontario


Temporales Panama S.A.                                                                  Panama


Setratem S.A.                                                                           Peru


Trabajos Temporarios S.A.                                                               Peru


Services De Personnel Du Quebec Ltee                                                    Quebec


Manpower Incorporated of Providence                                                     Rhode Island


Goodmen Personnel Services Pte. Ltd. (Inactive)                                         Singapore


Manpower Staffing Services (Singapore) Pte. Ltd.                                        Singapore


Manpower (SA) PTY LTD                                                                   South Africa


Link Externalizacion de Servicios S.L.                                                  Spain


Manpower Team E.T.T., S.A.U.                                                            Spain
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
Manpower AB                                                                             Sweden


Manpower Outsourcing AB                                                                 Sweden


Manpower Sverige AB                                                                     Sweden


Allegra Finanz AG                                                                       Switzerland


Caden Corporation S.A.                                                                  Switzerland


M.S.A.                                                                                  Switzerland


Manpower AG                                                                             Switzerland


Manpower Holding AG                                                                     Switzerland


Manpower HR Management S.A.                                                             Switzerland


Manpower Services (Taiwan) Co., Ltd.                                                    Taiwan


HR Staffing LLC                                                                         Texas


Skillpower Services (Thailand) Co. Ltd                                                  Thailand


Bafin (UK) Limited (Inactive)                                                           United Kingdom


Bafin Holdings                                                                          United Kingdom


Bafin Services Limited                                                                  United Kingdom


Brook Street Bureau PLC                                                                 United Kingdom


Brook Street ( UK) Limited                                                              United Kingdom


BS Project Services Limited                                                             United Kingdom


Challoners Limited (Inactive)                                                           United Kingdom


DP Support Services Limited (Inactive)                                                  United Kingdom


Extrastaff Limited (Inactive)                                                           United Kingdom


Ferribush Limited (Inactive)                                                            United Kingdom


Girlpower Limited. (Inactive)                                                           United Kingdom


LPNS Ltd.                                                                               United Kingdom


Manpower (Hemel) Limited (Inactive)                                                     United Kingdom


Manpower (Ireland) Limited (Inactive)                                                   United Kingdom


Manpower Contract Services Limited. (Inactive)                                          United Kingdom
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
Manpower IT Services Limited (Inactive)                                                 United Kingdom


Manpower Nominees Limited (Inactive)                                                    United Kingdom


Manpower Public Limited Company                                                         United Kingdom


Manpower Services Ltd. (Inactive)                                                       United Kingdom


Manpower Strategic Services                                                             United Kingdom


Overdrive Limited (Inactive)                                                            United Kingdom


Psyconsult International Limited (Inactive)                                             United Kingdom


Roco Limited (Inactive)                                                                 United Kingdom


Salespower Limited (Inactive)                                                           United Kingdom


Tamar Limited (Inactive)                                                                United Kingdom


Temp Finance & Accounting Service Limited (Inactive)                                    United Kingdom


Total Staff Recruitment Limited (Inactive)                                              United Kingdom


Aris Sociedad Anonima                                                                   Uruguay


Manpower de Venezuela C.A.                                                              Venezuela


Manpower Holdings Inc.                                                                  Wisconsin


Manpower Nominees Inc.                                                                  Wisconsin


Manpower of Indiana Limited Partnership                                                 Wisconsin


Manpower of Texas Limited Partnership                                                   Wisconsin


Manpower Professional Services Inc.                                                     Wisconsin


Manpower Professional Staffing Services Inc.                                            Wisconsin


Manpower Texas Holdings LLC                                                             Wisconsin


North Avenue Commerce Center LLC                                                        Wisconsin


North Avenue Commerce Center Phase II LLC                                               Wisconsin


Signature Graphics of Milwaukee, Inc.                                                   Wisconsin
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